Current expected credit losses	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Current expected credit losses	Current expected credit losses
The CECL model applies to our external trade receivables, related party receivables and other financial assets carried at amortized cost. Our external customers are international oil companies, national oil companies and large independent oil companies. The following table summarizes the movement in the allowance for credit losses for the year ended December 31, 2020.

(In $ millions)	Allowance for credit losses - trade receivables	Allowance for credit losses - other current assets	Allowance for credit losses - related party ST	Allowance for credit losses related party LT	Total Allowance for credit losses
January 1, 2020	—	—	15	128	143
Credit loss expense	—	3	154	9	166
December 31, 2020	—	3	169	137	309
The below table shows the classification of the credit loss expense within the Consolidated Statements of Operations.

(In $ millions)	Year ended December 31, 2020
Management contract expenses	142
Other financial items	24
Total	166
Changes in expected credit loss allowance for external and related party trade receivables and reimbursable amounts due are included in operating expenses, while changes in the allowances for related party loan receivables are included in other financial items. The increase in the allowance for the year ended December 31, 2020 was caused by a decline in credit ratings of our contemporaries, driven by deteriorated market conditions in the period especially following the outbreak of COVID-19, Seadrill Partners going into insolvency and an increase in expected maturities for receivables due from certain related parties. These factors led to a higher probability of default for certain related party receivables. Management applied risk overlay to receivables from Northern Ocean and Seadrill Partners. Refer to Note 32 – "Related party transactions" for details.